Rule 497(k)
                                                            File No. 333-125751




FIRST TRUST                                   FIRST TRUST
                                              EXCHANGE-TRADED FUND
________________________________________________________________________


SUMMARY PROSPECTUS

First Trust NASDAQ(R) ABA Community Bank Index Fund

Ticker Symbol: QABA
Exchange:      NASDAQ(R)




Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=QABA. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund's prospectus and statement of additional information, both dated May 1, 2014, are all incorporated by reference into this Summary Prospectus.




INVESTMENT OBJECTIVE

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Index(SM) (the "Index").




------------------
May 1, 2014
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FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                   None

   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                 0.40%
           Distribution and Service (12b-1) Fees (1)                       0.00%
           Other Expenses                                                  0.36%
                                                                        --------
           Total Annual Fund Operating Expenses                            0.76%
           Fee Waiver and Expense Reimbursement (2)                        0.16%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
              Fee Waiver and Expense Reimbursement                         0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2015. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Year           3 Years          5 Years         10 Years
             $61             $267             $504            $1,186

   --------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2015.

   (2) First Trust Advisors L.P. ("First Trust") has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until April 30, 2015. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2015 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is jointly owned and was developed by The NASDAQ OMX Group, Inc. (the "Index Provider") and American Bankers Association (the "ABA"). The Index is calculated and maintained by the Index Provider.

For the purposes of the Index, a "community bank" is considered to be all U.S. banks and thrifts or their holding companies listed on NASDAQ(R), excluding the 50 largest U.S. banks by asset size. Also excluded are banks that have an international specialization and those banks that have a credit-card specialization, as screened by the ABA based on the most recent data from the Federal Deposit Insurance Corporation (the "FDIC"). Banks with an international specialization are those institutions with assets greater than $10 billion and more than 25% of total assets in foreign offices. Banks with a credit-card specialization are those institutions with credit-card loans plus securitized receivables in excess of 50% of total assets plus securitized receivables. Securities in the Index have a market capitalization of at least $200 million and as of March 31, 2014, there were 135 securities that comprised the Index. The Index includes the securities of small and mid cap companies.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

COMMUNITY BANK RISK. The Fund invests in the securities of community banks. Such companies were significantly impacted by the downturn in the United States and world economies that began with the decline in the subprime mortgage lending market in the United States. These conditions have brought about legislative and regulatory changes, changes in short-term and long-term interest rates, inflation and changes in government monetary and fiscal policies, all of which have had a significant impact on the banking business.

Unlike larger national or other regional banks that are more geographically diversified, a community bank's financial performance may be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in its local market and the United States as a whole. In particular, this environment impacts the ability of borrowers to pay interest on and repay principal of outstanding loans and the value of collateral securing those loans.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than those of larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past four years as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2010                 12.77%
                       2011                 -6.48%
                       2012                 13.52%
                       2013                 42.89%

During the four-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 20.66% and -21.25%, respectively, for the quarters ended December 31, 2011 and September 30, 2011. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                              1 Year    Since Inception
                                                                                          (6/29/2009)
    Returns Before Taxes                                                      42.89%        15.70%
    After Taxes on Distributions                                              42.19%        15.08%
    After Taxes on Distributions and Sale of Shares                           24.23%        12.28%
    NASDAQ OMX(R) ABA Community Bank Index(SM) (reflects no
        deduction for fees, expenses or taxes)                                43.83%        16.46%
    Russell 3000(R) Index (reflects no deduction for fees,
        expenses or taxes)                                                    33.55%        19.66%
    S&P Composite 1500 Financials Sector Index (reflects no
        deduction for fees, expenses or taxes)                                34.25%        16.47%

MANAGEMENT

   INVESTMENT ADVISOR

   First Trust Advisors L.P. ("First Trust" or the "Advisor")

   PORTFOLIO MANAGERS

   The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

     o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

     o Jon C. Erickson, Senior Vice President of First Trust;

     o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

     o Roger F. Testin, Senior Vice President of First Trust; and

     o Stan Ueland, Senior Vice President of First Trust.

   Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2009.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.



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